UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2024

BLUE WORLD ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41256	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

244 Fifth Avenue, Suite B-88
New York, NY 10001

(Address of principal executive offices)

(646) 998-9582

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A Ordinary Share, $0.0001 par value, one-half of one redeemable Warrant, each whole warrant to acquire one Class A Ordinary Share, and one Right to acquire one-tenth of one Class A Ordinary Share	BWAQU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	BWAQ	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	BWAQW	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-tenth of one Class A Ordinary Share	BWAQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosures set forth under Item 2.03 are incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Pursuant to the amended and restated memorandum and articles of association (the “Charter”) of Blue World Acquisition Corporation (“BWAQ”), BWAQ currently has until June 2, 2024 to complete its initial business combination, provided however BWAQ may extend the period of time to consummate a business combination up to November 2, 2024, each by an additional one-month extension, subject to Blue World Holdings Limited, the sponsor of BWAQ (the “Sponsor”) and/or its designee, depositing $60,000 into the trust account of BWAQ.

In June 2024, each of the Sponsor and Fuji Solar Co., Ltd, a Japanese company (“Fuji Solar”) deposited $30,000 (collectively, the “Extension Fee”) into the trust account of BWAQ to extend the timeline to complete a business combination for an additional one month from June 2, 2024 to July 2, 2024 (the “Extension”). On June 3, 2024, BWAQ issued to each of the Sponsor and Fuji Solar an unsecured promissory note in the principal amount of $30,000 (collectively, the “Notes”) in connection with the payment for the Extension fee.

The Notes bear no interest and is payable in full upon the consummation of BWAQ’s business combination (such date, the “Maturity Date”). The following shall constitute an event of default: (i) a failure to pay the principal within five business days of the Maturity Date; (ii) the commencement of a voluntary or involuntary bankruptcy action, (iii) the breach of BWAQ’s obligations thereunder; (iv) any cross defaults; (v) an enforcement proceedings against BWAQ; and (vi) any unlawfulness and invalidity in connection with the performance of the obligations thereunder, in which case the Notes may be accelerated.

The payees of the Notes, respectively, have the right, but not the obligation, to convert their Notes, in whole or in part, respectively, into private units (the “Units”) of BWAQ, each consisting of one Class A ordinary share, one-half of one warrant, and one right to receive one-tenth (1/10) of one Class A ordinary share upon the consummation of a business combination, as described in the prospectus of BWAQ (File Number 333-261585), by providing BWAQ with written notice of the intention to convert at least two business days prior to the closing of the business combination. The number of Units to be received by the payees of the Notes, respectively, in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to such payee, as applicable, by (y) $10.00.

The issuance of the Notes was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The copies of the Notes are attached as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference, respectively. The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the Notes.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein. The Units (and the underlying securities) issuable upon conversion of the Notes, if any, (1) may not, subject to certain limited exceptions, be transferable or salable by the payees until the completion of BWAQ’s initial business combination, and (2) are entitled to registration rights.

Forward-Looking Statements

This Current Report on Form 8-K includes forward looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “target,” “aim,” “plan,” “project,” “forecast,” “should,” “would,” or variations of such words or by expressions of similar meaning. Such forward-looking statements, including statements regarding the advantages and expected growth of the combined company, the cash position of the combined company following the closing, the ability of Vietnam Sunergy Cell Company Limited, a Vietnamese company (“TOYO Solar”) and Blue World to consummate the proposed business combination (the “Business Combination”) and the timing of such consummation, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in Blue World’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on September 28, 2023 (the “Form 10-K”), Blue World’s final prospectus dated January 31, 2023 filed with the SEC (the “Final Prospectus”) related to IPO, Blue World’s Proxy Statement dated May 10, 2024 filed with the SEC and the amendments thereto in connection with the Business Combination, and in other documents filed by Blue World with the SEC from time to time. Important factors that could cause the combined company’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: TOYO Solar’s or the combined company’s limited operating history; the ability of TOYO Solar or the combined company to identify and integrate acquisitions; general economic and market conditions impacting demand for the products of TOYO Solar or the combined company; the inability to complete the proposed Business Combination; the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, the amount of cash available following any redemptions by Blue World shareholders; the ability to meet Nasdaq’s listing standards following the consummation of the proposed Business Combination; costs related to the proposed Business Combination; and such other risks and uncertainties as are discussed in the Form 10-K, the Final Prospectus and Proxy Statement and the amendments thereto. Other factors include the possibility that the proposed Business Combination do not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

TOYO Solar, PubCo (as defined below) and Blue World each expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations of TOYO Solar, PubCo or Blue World with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law.

Additional Information about the Transaction and Where to Find It

In connection with the proposed Business Combination, TOYO Co., Ltd, a Cayman Islands exempted company (“PubCo”) filed with the SEC the Post-Effective Amendment to Registration Statement on Form F-4, which includes the Proxy Statement containing information about the proposed Business Combination. The Post-Effective Amendment to Registration Statement was declared effective on May 6, 2024, and the Definitive Proxy Statement was first being mailed to BWAQ’s shareholders as of the record date established for voting on the proposed Business Combination on or about May 17, 2024.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. Shareholders of Blue World will also be able to obtain copies of the Proxy Statement/prospectus without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

PubCo, TOYO Solar, Blue World and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from Blue World’s shareholders with respect to the proposed Business Combination. Information regarding Blue World’s directors and executive officers is available in Blue World’s filings with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the proxy solicitation relating to the proposed Business Combination and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/prospectus when it becomes available.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Extension Promissory Note, dated June 3, 2024, issued by Blue World Acquisition Corporation to Blue World Holdings Limited
10.2	Extension Promissory Note, dated June 3, 2024, issued by Blue World Acquisition Corporation to Fuji Solar Co., Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue World Acquisition Corporation

	By:	/s/ Liang Shi
	Name:	Liang Shi
	Title:	Chief Executive Officer

Date: June 7, 2024

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